Exhibit 99.1

        Digital River Reports First Quarter Financial Results;
                    Raises Full Year 2006 Guidance

    MINNEAPOLIS--(BUSINESS WIRE)--April 27, 2006--Digital River, Inc. (NASDAQ:DRIV):

    --  Q1 revenue up 43 percent year-over-year

    --  Q1 GAAP diluted EPS up 17 percent year-over-year

    --  Q1 non-GAAP diluted EPS up 39 percent year-over-year

    Digital River, Inc. (NASDAQ:DRIV), a global leader in e-commerce outsourcing, today reported its first quarter 2006 financial results.

    Q1 Revenue

    First quarter revenue totaled $78.0 million. This is an increase of 43 percent from revenue of $54.5 million in the first quarter of 2005.

    Q1 GAAP Results

    First quarter GAAP net income was $16.4 million, or $0.41 per diluted share, including $3.4 million of stock-based compensation expense. This compared to net income of $14.0 million, or $0.35 per diluted share, including no stock-based compensation expense in the first quarter of 2005. The Company's effective tax rate was 31 percent in the first quarter of 2006 compared to 26 percent in the first quarter of 2005. These results represent a year-over-year increase of 17 percent in GAAP net income and 17 percent in GAAP diluted net income per share.

    Q1 Non-GAAP Results

    Based on the Company's non-GAAP measurements, first quarter non-GAAP net income was $20.7 million, or $0.50 per diluted share, compared to net income, on a similar basis, of $14.7 million, or $0.36 per diluted share in the first quarter of 2005. This represents a year-over-year increase of 41 percent in non-GAAP net income and 39 percent in non-GAAP diluted net income per share.
    Non-GAAP net income is computed by starting with GAAP pre-tax income as reported on the Company's statement of operations, adding back amortization of acquisition-related intangibles, and beginning in 2006, stock-based compensation expense, to calculate non-GAAP pre-tax income. This figure is then taxed at 31 percent, the Company's anticipated effective tax rate, to arrive at non-GAAP net income. This amount is then divided by fully-diluted GAAP shares outstanding, which includes the impact of the Company's contingent convertible notes, to derive non-GAAP diluted net income per share. To provide further clarity, a detailed reconciliation on the comparability of the GAAP and non-GAAP data has been provided in table form following the financial statements accompanying this announcement.
    "We are pleased with our first quarter results," said Joel Ronning, Digital River's CEO. "We continue to capitalize on multiple expansion opportunities being generated by global markets, recent acquisitions, and Digital River's oneNetwork marketplace and marketForce strategic marketing services. Looking forward, we plan to intensify our efforts in these strategic growth areas."

    Q2 2006 Guidance

    Forward-looking guidance for the second quarter ending June 30, 2006, is as follows:

    --  Revenue of $70.0 million;

    -- GAAP diluted net income per share of $0.28, including stock-based compensation expense of $3.6 million; and

    --  Non-GAAP diluted net income per share of $0.37.

    Full Year 2006 Guidance

    Forward-looking guidance for the full year ending December 31, 2006, is as follows:

    --  Revenue of $300 million;

    -- GAAP diluted net income per share of $1.36, including stock-based compensation expense of $14.2 million; and

    --  Non-GAAP diluted net income per share of $1.70.

    Digital River will hold a first quarter conference call today at 4:45 p.m. Eastern Daylight Time. A live webcast of the conference call can be accessed from http://www.digitalriver.com/2006q1earnings/. Alternatively, a live broadcast of the call may be heard by using conference ID # 7257453 and dialing 888-896-0863 inside the United States or Canada, or by calling 973-582-2741 from international locations. A webcast replay of the call will be archived on the Company's corporate Web site.

    About Digital River, Inc.

    Digital River, Inc., a global leader in e-commerce outsourcing, builds and manages online businesses for more than 40,000 software publishers, manufacturers, distributors and online retailers. Its multi-channel e-commerce solution, which supports both direct and indirect sales, is designed to help companies of all sizes maximize online revenues as well as reduce the costs and risks of running an e-commerce operation. The company's comprehensive platform offers site development and hosting, order management, fraud prevention, export controls, tax management, physical and digital product fulfillment, multi-lingual customer service, advanced reporting and strategic marketing services.
    Founded in 1994, Digital River is headquartered in Minneapolis with offices in major U.S. cities as well as Cologne, Germany; London, England; Shannon, Ireland; Luxembourg, Luxembourg; Taipei, Taiwan; and Tokyo, Japan. For more details about Digital River, visit the corporate Web site at www.digitalriver.com or call 952-253-1234.

    Forward-Looking Statements

    This press release contains forward-looking statements, including statements regarding the Company's anticipated future growth, including the expansion of its global business infrastructure, and future financial performance as well as statements containing the words "anticipates" or "expects," and similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to differ materially from those expressed or implied by such forward-looking statements. Such factors include, among others: the Company's limited operating history and variability of operating results; competition in the e-commerce market; challenges associated with international expansion; and other risk factors referenced in the Company's public filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2005. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in Digital River's most recent reports on Form 10-K and Form 10-Q, each as it may be amended from time-to- time.
    The forward-looking statements regarding second quarter 2006 and full year 2006 reflect Digital River's expectations as of April 27, 2006. Results may be materially affected by many factors, such as changes in global economic conditions and consumer spending, fluctuations in foreign currency rates, the rate of growth of online commerce and the Internet and other factors. The guidance assumes, among other things, that there are no changes to stock-based compensation expense and anticipated tax rates, and that no additional intangible assets are recorded. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management's analysis only as of the date hereof. The Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

    Digital River is a registered trademark of Digital River, Inc. All other trademarks and registered trademarks are trademarks of their respective owners.



Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Balance Sheets                  As of
                                               March 31,  December 31,
                                             -------------------------
                                                 2006         2005
                                             ------------ ------------
Assets
------
  Current assets
    Cash and cash equivalents                   $317,795     $131,770
    Short-term investments                       235,442      220,569
    Accounts receivable, net                      29,979       34,883
    Deferred income taxes                         24,835       22,251
    Prepaid expenses and other                     3,627        3,741
                                             ------------ ------------
      Total current assets                       611,678      413,214
  Property and equipment, net                     20,236       17,955
  Goodwill                                       216,402      195,299
  Intangible assets, net                          22,592       20,054
  Deferred income taxes                            1,900       10,444
  Other assets                                    12,121       12,174
                                             ------------ ------------
  Total assets                                  $884,929     $669,140
                                             ============ ============
Liabilities and stockholders' equity
------------------------------------
  Current liabilities
    Accounts payable                            $134,862     $127,846
    Accrued payroll                                6,644        8,866
    Deferred revenue                               6,072        5,403
    Accrued acquisition costs                      8,699        5,651
    Other accrued liabilities                     23,819       21,210
                                             ------------ ------------
      Total current liabilities                  180,096      168,976
  Non-current liabilities
    Convertible senior notes                     195,000      195,000
    Deferred income taxes                              -           22
                                             ------------ ------------
      Total non-current liabilities              195,000      195,022
                                             ------------ ------------
  Total liabilities                              375,096      363,998
                                             ------------ ------------
  Stockholders' equity
    Common stock                                     395          350
    Additional paid-in capital                   499,040      313,547
    Retained earnings (accumulated deficit)       10,053       (6,324)
    Accumulated other comprehensive income
     (loss)                                          345       (2,431)
                                             ------------ ------------
  Stockholders' equity                           509,833      305,142
                                             ------------ ------------
  Total liabilities and stockholders' equity    $884,929     $669,140
                                             ============ ============



Digital River, Inc.
First Quarter Results
(Unaudited, in thousands, except per share amounts)
Subject to reclassification

Condensed Consolidated Statements of Operations

                                                    Three months ended
                                                         March 31,
                                                    ------------------
                                                      2006      2005
                                                    --------- --------
Revenue                                              $78,014  $54,529
Costs and expenses
  Direct cost of services                              1,863    1,301
  Network and infrastructure                           7,443    4,479
  Sales and marketing                                 26,939   16,376
  Product research and development                     7,602    4,458
  General and administrative                           8,250    5,615
  Depreciation and amortization                        2,253    2,122
  Amortization of acquisition-related intangibles      2,840    2,396
                                                    --------- --------
Total costs and expenses                              57,190   36,747
                                                    --------- --------
    Income from operations                            20,824   17,782
                                                    --------- --------
Other income, net                                      2,935    1,155
                                                    --------- --------
    Income before income tax expense                  23,759   18,937
Income tax expense                                     7,382    4,900
                                                    --------- --------
    Net income                                       $16,377  $14,037
                                                    ========= ========

Net income per share - basic                           $0.46    $0.41
                                                    ========= ========
Net income per share - diluted                         $0.41    $0.35
                                                    ========= ========
Shares used in per-share calculation - basic          35,301   33,932
Shares used in per-share calculation - diluted        41,154   41,454



Calculation of GAAP Diluted Net Income Per Share

                                                    Three months ended
                                                         March 31,
                                                    ------------------
                                                      2006      2005
                                                    --------- --------
GAAP net income                                      $16,377  $14,037
  Add back debt interest expense and issuance cost
   amortization, net of tax benefit                      435      511
                                                    --------- --------
Adjusted net income for GAAP EPS calculation         $16,812  $14,548
                                                    ========= ========

Net income per share - diluted                         $0.41    $0.35
                                                    ========= ========
Shares used in per-share calculation - diluted        41,154   41,454



Digital River, Inc.
First Quarter Results
(Unaudited, in thousands)
Subject to reclassification

Condensed Consolidated Statements of Cash Flows
                                                   Three months ended
                                                        March 31,
                                                   -------------------
                                                     2006       2005
                                                   --------- ---------
Operating Activities:
---------------------
  Net income                                        $16,377   $14,037
    Adjustments to reconcile net income to net
     cash provided by operating activities:
      Amortization of acquisition-related
       intangibles                                    2,840     2,396
      Change in accounts receivable allowance, net
       of acquisitions                                   94         6
      Depreciation and amortization                   2,253     2,122
      Stock-based compensation expense related to
       stock options and employee stock purchases     3,413         -
      Tax benefit of stock-based compensation             -     2,600
      Excess tax benefits from stock-based
       compensation                                  (1,488)        -
      Deferred and other income taxes                 6,377         -
      Litigation and other charges                      (15)     (620)
      Change in operating assets and liabilities
       (net of acquisitions):
        Accounts receivable                           6,172       831
        Prepaid and other assets                         94    (4,408)
        Accounts payable                              5,184     4,086
        Deferred revenue                                344       851
        Income tax payable                              898      (632)
        Accrued payroll and other accrued
         liabilities                                 (2,011)    5,992
                                                   --------- ---------
          Net cash provided by operating
           activities                                40,532    27,261
                                                   --------- ---------

Investing Activities:
---------------------
    Purchases of investments                        (66,310)  (36,485)
    Sales of investments                             51,263    27,277
    Cash paid for acquisitions, net of cash
     received                                       (16,470)   (7,306)
    Purchases of equipment and capitalized
     software                                        (4,002)   (3,680)
                                                   --------- ---------
          Net cash used in investing activities     (35,519)  (20,194)
                                                   --------- ---------

Financing Activities:
---------------------
    Proceeds from sales of common stock             172,700         -
    Exercise of stock options                         6,117     8,801
    Sales of common stock under employee stock
     purchase plan                                        -       771
    Excess tax benefit from stock-based
     compensation                                     1,488         -
                                                   --------- ---------
          Net cash provided by financing
           activities                               180,305     9,572
                                                   --------- ---------
  Effect of exchange rate changes on cash               707    (1,587)
                                                   --------- ---------
  Net increase in cash and cash equivalents         186,025    15,052
  Cash and cash equivalents, beginning of period    131,770   127,734

                                                   --------- ---------
  Cash and cash equivalents, end of period         $317,795  $142,786
                                                   ========= =========

                                                   --------- ---------
  Cash paid for interest on Convertible Senior
   Notes                                             $1,219    $1,401
                                                   ========= =========



Digital River, Inc.
GAAP to non-GAAP Reconciliations
(Unaudited, in thousands, except per share amounts)

Calculation of Historical non-GAAP Diluted Net Income Per Share
                                                               Twelve
                                                               months
                                 Three months ended            ended
                        ------------------------------------- --------
                        March 31, June 30, Sept. 30, Dec. 31, Dec. 31,
                          2005     2005      2005      2005     2005
                        ------------------------------------- --------
GAAP pre-tax income      $18,937  $15,456   $17,058  $20,229  $71,680
  Add back:
   amortization of
   acquisition-related
   intangibles             2,396    2,110     2,089    2,135    8,730
  Add back: stock-based
   compensation expense        -        -         -        -        -
                        ------------------------------------- --------
Non-GAAP pre-tax income   21,333   17,566    19,147   22,364   80,410
Income tax expense @
 31%                       6,613    5,445     5,936    6,933   24,927
                        ------------------------------------- --------
Non-GAAP net income      $14,720  $12,121   $13,211  $15,431  $55,483
                        ===================================== ========

Non-GAAP net income per
 share - diluted           $0.36    $0.29     $0.31    $0.37    $1.34
                        ===================================== ========

Shares used in per-
 share calculation -
 diluted                  41,454   41,154    41,972   41,244   41,448

                          Three
                         months
                          ended
                        ---------
                        March 31,
                          2006
                        ---------
GAAP pre-tax income      $23,759
  Add back:
   amortization of
   acquisition-related
   intangibles             2,840
  Add back: stock-based
   compensation expense    3,413
                        ---------
Non-GAAP pre-tax income   30,012
Income tax expense @
 31%                       9,304
                        ---------
Non-GAAP net income      $20,708
                        =========

Non-GAAP net income per
 share - diluted           $0.50
                        =========

Shares used in per-
 share calculation -
 diluted                  41,154

Breakdown of stock-       Three
 based compensation      months
 expense                  ended
                        ---------
                        March 31,
                          2006
                        ---------
  Direct cost of
   services                 $214
  Network and
   infrastructure             86
  Sales and marketing      1,289
  Product research and
   development               585
  General and
   administrative          1,239
                        ---------
Total                     $3,413
                        =========


Non-GAAP Guidance
 Reconciliation         Q2 - 2006           FY-2006
                        Guidance           Guidance
                        ---------          ---------
Expected GAAP net
 income per share -
 diluted                   $0.28              $1.36
Add back: amortization
 of acquisition-related
 intangibles                0.06               0.22
Add back: stock-based
 compensation expense       0.08               0.32
Tax benefit of
 amortization and
 stock-based
 compensation              (0.04)             (0.16)
Deduct impact of
 contingent convertible
 notes                     (0.01)             (0.04)
                        ---------          ---------
Expected non-GAAP
 diluted net income per
 share                     $0.37              $1.70
                        =========          =========

    CONTACT: Digital River, Inc., Minneapolis
             Investor Contact:
             Bob Kleiber, 952-540-3024
             bkleiber@digitalriver.com
             or
             Media Contact:
             Gerri Dyrek, 952-253-8396
             publicrelations@digitalriver.com